Prepaid and Other Assets - Schedule of prepaid and other current assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Prepaid Expense and Other Assets [Abstract]
Inventory	$ 44,185	$ 25,163
Prepaid expenses	31,792	25,136
Taxes	11,006	326
Miscellaneous receivables	9,244	9,500
Interest rate cap	1,824
Workers' compensation receivables	881	1,109
Other current assets	6,711	8,186
Total prepaid expenses and other current assets	$ 105,643	$ 69,420